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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                                  WEBHIRE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-20735                 04-2935271
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)


                               91 Hartwell Avenue
                               Lexington, MA 02421
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                    (Address of principal executive offices)


                                 (781) 869-5000
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              (Registrant's telephone number, including area code)




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                                TABLE OF CONTENTS


ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE

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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, Webhire Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Webhire Inc.'s Chief Executive Officer, Martin J. Fahey, and Chief Financial Officer, Stephen D. Allison, pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

                    Certification Of Chief Executive Officer
               pursuant to 18 U.S.C. (S) 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Martin J. Fahey, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Webhire Inc.

/s/ MARTIN J. FAHEY
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Martin J. Fahey
Chief Executive Officer


                    Certification of Chief Financial Officer
               pursuant to 18 U.S.C. (S) 1350 adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.

I, Stephen D. Allison, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Webhire Inc.

/s/ STEPHEN D. ALLISON
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Stephen D. Allison
Chief Financial Officer

The foregoing certifications are being furnished solely pursuant to 18 U.S.C.
(S) 1350 and are not being filed as part of this report or as a separate disclosure document.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002                    Webhire Inc.

                                         By:  /s/ STEPHEN D. ALLISON
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                                              Stephen D. Allison
                                              Chief Financial Officer